UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2024

PRIMIS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900
McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 9, 2024, the management team of Primis Financial Corp. (the “Company”) concluded and, following discussions and in consultation with its independent registered public accounting firm, Forvis Mazars, LLP (the “Auditor”), that due to errors previously described in the Company’s filings with the Securities and Exchange Commission (“SEC”) on Form 12b-25 filed by the Company on March 18, 2024, April 1, 2024, May 13, 2024 and August 12, 2024 (the “12b-25 Filings”) and repeated in this Item 4.02, (i) the Company’s audited annual consolidated financial statements for the year ended December 31, 2022, and (ii) as informed by the Auditor, the accompanying audit report, each as previously filed with the SEC (the “Impacted Financial Statements”) should no longer be relied upon.

The accounting matters underlying the Company’s conclusion relate to errors in the methodology used to account for a portfolio of consumer loans originated and serviced through a third party pursuant to a contractual arrangement between such third party and Primis Bank, which will result in the Company making certain changes to how it accounts for the third-party serviced consumer loan portfolio to correct an error in its previous application of U.S. GAAP, including (collectively, the “Determinations”):

•	Interest income earned on the consumer loans originated by the third-party and funded and held by the Company that are originated with promotional features (e.g. no interest due if paid off within a certain timeframe) will be deferred until the end of that promotional period. If the borrower pre-pays the loan principal before the end of the promotional period, the Company has an agreement with the third-party servicer whereby the third-party servicer will pay the Company all of the interest that had been accruing and is forgiven to the borrower.

•	The credit enhancement income currently recorded in noninterest income as a gain or loss on indemnification asset will be reversed, and the associated asset will be derecognized. This credit enhancement income represented the credit enhancement provided to the Company from the third-party servicer to offset credit losses primarily in the form of excess cash flows from the portfolio that otherwise would have been due to the third-party servicer as performance fees absent credit losses, but also included the benefit of a reserve account funded by the third-party servicer to absorb potential credit losses.

•	The Company will discontinue recording certain items within net interest income and noninterest expense that were recorded originally to reflect the excess spread on the portfolio otherwise due to the third-party servicer and largely attributed to costs related to the credit enhancement provided by the third-party.

•	The Company will account for the agreement between the Company and the third-party servicer that governs the interest reimbursement feature provided to the Company by the third-party servicer and potential performance fees otherwise due from the Company to the third-party servicer as a derivative under FASB ASC 815, Derivatives and Hedging. A derivative asset or liability will be recorded in the Company’s consolidated balance sheet each reporting period representing the fair value of the expected cash flows between the Company and the third-party servicer under the aforementioned agreement with changes in the value of the derivative between each reporting period recorded in noninterest income (or noninterest expense) in the Company’s consolidated income statement.

The Company’s management team, in consultation with the Company’s audit committee, has undertaken extensive discussions with the Company’s Auditor regarding the effects described in the Determination on the Company’s reported financial results, and ultimately determined that the Impacted Financial Statements should no longer be relied upon and should be restated.

As previously indicated on the 12b-25 Filings, the Company’s forthcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2023 will also reflect the Determinations and will be filed subsequent to the Impacted Financial Statements. Because of the substantial work completed to-date on the forthcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that is also applicable to the Impacted Financial Statements, the Company does not believe its timeline for completing its filings is materially impacted by this determination. The Company intends to file amended Impacted Financial Statements as soon as practicable.

The Company has provided the Auditor with a copy of the disclosures it is making in this Item 4.02 and has requested that the Auditor furnish a letter addressed to the SEC stating whether it agrees with the disclosures and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 7.1 hereto stating that the Auditor agrees with the disclosures made in this Current Report on Form 8-K in as far as they pertain to the Auditor.

Due to discovery of the errors described herein, the Company’s management re-evaluated the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022 and identified a material weakness in the Company’s internal control over financial reporting that existed as of December 31, 2022. As a result of this newly identified material weakness, Management’s Report on Internal Control Over Financial Reporting on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022, included in the Company’s 2022 Annual Report on Form 10-K, should no longer be relied upon because management has concluded that the Company’s internal control over financial reporting and its disclosure controls and procedures were not effective as of December 31, 2022 due to the identified material weakness. The Company will provide further specifics on the material weakness and its remediation plan in its amendment to the 2022 Annual Report.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about the Company’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words and phrases such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believes,” “expects,” “hope,” “anticipates,” “estimate,” “intends,” “plans,” “assume,” “goal,” “seek,” “can”, “predicts,” “potential,” “projects,” “continuing,” “ongoing,” and similar expressions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors and assumptions, some of which are beyond the Company’s control. Among the factors that could cause the Company’s financial performance to differ materially from that suggested by forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. If one or more of the factors affecting the Company’s forward-looking information and statements renders forward-looking information or statements incorrect, the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking information and statements. Therefore, the Company cautions the reader not to place undue reliance on any forward-looking information or statements herein. The effect of these factors is difficult to predict. Factors other than these also could adversely affect the Company’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. Management cannot assess the impact of any such factor on the Company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements reflect the current beliefs and expectations of the Company’s management and only speak as of the date of this document, and the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

7.1	Letter dated September 12, 2024 from Forvis Mazars, LLP to the Securities and Exchange Commission.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
September 12, 2024		Matthew Switzer
Chief Financial Officer